Exhibit 10.2

NUTRISYSTEM, INC.

2000 EQUITY INCENTIVE PLAN FOR EMPLOYEES

(As Amended and Restated, Effective May 6, 2004)

1. Purpose. The purpose of the NutriSystem, Inc. 2000 Equity Incentive Plan for Employees (formerly known as the nutrisystem.com inc. 2000 Equity Incentive Plan) (the “Plan”) is to further the growth, development and financial success of NutriSystem, Inc. (formerly known as nutrisystem.com inc.) (the “Company”) by providing additional incentives to those officers and key employees who are responsible for the management of the Company’s business, which incentives will enable them to participate directly in the growth of the value of the capital stock of the Company. To accomplish these purposes, the Plan provides a means whereby key employees and officers may receive (i) stock options (“Options”) to purchase the Company’s Common Stock, $.001 par value (the “Common Stock”), (ii) stock appreciation rights (“SARs”), (iii) stock awards (“Stock Awards”), (iv) stock units (“Units”), (v) dividend equivalents (“Dividend Equivalents”) and (vi) other equity-based awards (“Other Equity Awards”) (collectively, “Awards,” singularly “Award”).

2. Administration.

(a) Composition of the Committee. The Plan shall be administered by a committee (the “Committee”) which shall be appointed by and serve at the pleasure of the Company’s Board of Directors (the “Board”) or by the Board in the absence of the appointment of the Committee. The Committee shall be comprised of two or more members of the Board, each of whom shall be (i) a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Subject to the foregoing, from time to time, the Board may increase or decrease the size of the Committee, appoint additional members thereof, remove members with or without cause, appoint new members in substitution therefor, fill vacancies or remove all members of the Committee and thereafter directly administer the Plan. The Committee may delegate authority to one or more subcommittees, as it deems appropriate. To the extent a subcommittee administers the Plan, references in the Plan to the “Committee” shall be deemed to refer to such subcommittee.

(b) Authority of the Committee. The Committee shall have full and final authority, in its sole discretion, to interpret the provisions of the Plan and to decide all questions of fact arising in its application; to determine the officers and other key employees to whom Awards shall be made and the type, amount, size and terms of each such Award; to determine the time when Awards shall be granted and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability; amend the terms of any previously issued Award and to make all other determinations necessary or advisable for the administration of the Plan. The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures that: (i) deal with satisfaction of an Award recipient’s tax withholding obligations pursuant to Section 17 hereof and (ii) include arrangements that provide for the payment of some or all of an Option’s exercise price by delivery of previously owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock being acquired upon exercise of an Award. All decisions, determinations and interpretations of the Committee shall be final and binding on all holders of Awards granted under the Plan.

(c) Authority of the Board. Notwithstanding anything to the contrary set forth in the Plan, all authority granted hereunder to the Committee may be exercised at any time and from time to time by the Board. Unless the context clearly indicates otherwise, all references herein to the “Committee” shall be deemed to refer to the Board in the absence of the appointment of the Committee. All decisions, determinations and interpretations of the Board shall be final and binding on all holders of Awards granted under the Plan.

3. Stock Subject to the Plan. Subject to Section 20 hereof, the shares of Common Stock that may be issued under the Plan shall be 5,100,000 shares. The maximum aggregate number of shares of Common Stock that shall be subject to Awards made under the Plan to any individual during any calendar year shall be 1,500,000 shares, subject to adjustment as described in Section 20 below. Such shares may be authorized and unissued shares or shares issued and subsequently reacquired by the Company. If and to the extent Awards granted under the Plan terminate, expire, or are cancelled, forfeited, exchanged or surrendered without having been exercised or vested, as applicable, the shares subject to such Awards shall again be available for purposes of the Plan.

4. Determination of Fair Market Value. For purposes of the Plan, the fair market value of the Company’s Common Stock on any date shall mean the closing price of the Common Stock, as reported in The Wall Street Journal, or if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation System (“Nasdaq”), or if the price of the Common Stock is not reported by Nasdaq, the fair market value shall be as determined by the Committee pursuant to Section 422 of the Code.

5. Eligibility To Receive Awards. Persons eligible to receive Awards under the Plan shall be limited to those officers and other key employees of the Company and any subsidiary (as defined in Section 424 of the Code or any amendment or substitute thereto) who are in positions in which their decisions, actions and counsel significantly impact upon the profitability and success of the Company or a subsidiary of the Company; provided, however, that directors of the Company who are not also officers or employees of the Company shall not be eligible to participate in the Plan.

6. Date of Grant. The date on which an Award shall be deemed to have been granted under the Plan shall be the date of the Committee’s authorization of the Award or such later date as may be determined by the Committee at the time the Award is authorized. Notice of the determination shall be given to each individual to whom an Award is so granted within a reasonable time after the date of such grant.

7. Stock Options.

(a) Types of Options. Grants of Awards under the Plan may be made at any time and from time to time by the Committee in the form of Options. Options granted hereunder may be Options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Code or any amendment or substitute thereto (“Incentive Stock Options”) or Options that are not intended to so qualify (“Nonqualified Stock Options”).

(b) Option Agreements. Each Option for the purchase of Common Stock shall be evidenced by a written option agreement in such form not inconsistent with the Plan as the Committee shall approve from time to time. The Options granted hereunder may be evidenced by a single agreement or by multiple agreements, as determined by the Committee in its sole discretion. Each option agreement shall contain in substance the following terms and conditions:

(i) Type of Option. Each option agreement shall identify the Options represented thereby either as Incentive Stock Options or Nonqualified Stock Options, as the case may be.

(ii) Option Price. Each option agreement shall set forth the purchase price of the Common Stock purchasable upon the exercise of the Option evidenced thereby. Subject to the limitation set forth in Section 7(d)(ii) hereof, the purchase price of the Common Stock subject to an Incentive Stock Option shall be not less than 100% of the fair market value of such stock on the date the Option is granted, as determined by the Committee, but in no event less than the par value of such stock. The purchase price of the Common Stock subject to a Nonqualified Stock Option shall be not less than 85% of the fair market value of such stock on the date the Option is granted, as determined by the Committee.

(iii) Exercise Term. Each option agreement shall state the period or periods of time within which the Option may be exercised, in whole or in part, as determined by the Committee, provided that no Option shall be exercisable after ten years from the date of grant thereof. The Committee shall have the power to permit an acceleration of previously established exercise terms, subject to the requirements set forth herein, upon such circumstances and subject to such terms and conditions as the Committee deems appropriate.

(c) Grants to Non-Exempt Employees. Notwithstanding the foregoing, Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, shall have a purchase price not less than 85% of the fair market value of the Common Stock on the date of grant, and may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the optionee’s death, disability or retirement, or upon a change of control or other circumstances permitted by applicable regulations).

(d) Incentive Stock Options. In the case of an Incentive Stock Option, each option agreement shall contain such other terms, conditions and provisions as the Committee determines necessary or desirable in order to qualify the Option granted thereunder as an Incentive Stock Option (within the meaning of Section 422 of the Code or any amendment or substitute thereto or regulation thereunder) including without limitation, each of the following, except that any of these provisions may be omitted or modified if it is no longer required in order to have an Option qualify as an Incentive Stock Option within the meaning of Section 422 of the Code or any amendment or substitute therefor:

(i) The aggregate fair market value, determined as of the date the Option is granted, of the Common Stock with respect to which Incentive Stock Options are first exercisable by any employee during any calendar year under all plans of the Company shall not exceed $100,000.

(ii) No Incentive Stock Options shall be granted to any employee if at the time the Option is granted such employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries unless at the time such Option is granted the Option price is at least 110% of the fair market value of the stock subject to the Option and, by its terms, the Option is not exercisable after the expiration of five years from the date of grant.

(iii) No Incentive Stock Options shall be exercisable more than three months, or one year in the case of an employee who dies or becomes disabled within the meaning of Section 72(m)(7) of the Code or any substitute therefor, after termination of employment with the Company.

(e) Substitution of Options. Options may be granted under the Plan from time to time in substitution for stock options held by employees of other corporations who are about to become, and who do concurrently with the grant of such options become, employees of the Company or a subsidiary of the Company as a result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or the acquisition by the Company or a subsidiary of the Company of the assets of the employing corporation or the acquisition by the Company or a subsidiary of the Company of stock of the employing corporation. The terms and conditions of the substitute Options so granted may vary from the terms and conditions set forth in this Section 7 to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

(f) Exercise and Payment for Shares. Options may be exercised in whole or in part, from time to time, by giving written notice of exercise to the President of the Company, specifying the number of shares to be purchased and the method of payment. The purchase price of the shares with respect to which an Option is exercised shall be payable in full with the notice of exercise, as specified by the Committee, in (w) cash or certified check, (x) by delivering shares of Common Stock having a fair market value on the date of exercise equal to the exercise price of the Option or by attestation to ownership of shares of Common Stock having a fair market value on the date of exercise equal to the exercise price of the Option or (y) a combination thereof, as the Committee may determine from time to time and subject to such terms and conditions as may be prescribed by the Committee for such purpose. Shares of Common Stock used to exercise an Option shall have been held for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. In addition to the foregoing, the Committee may permit an optionee to exercise his Option through any other method approved by the Committee, provided that such method does not violate the terms of the Plan and applicable law.

8. Stock Appreciation Rights.

(a) Grant. The Committee may grant SARs under the Plan subject to such rules, terms and conditions as the Committee may prescribe.

(b) Exercise.

(i) Each SAR granted under the Plan shall entitle the holder, upon exercise, to receive from the Company in exchange therefor an amount equal in value to the excess of the fair market value on the date of exercise of one share of Common Stock of the Company over its fair market value on the date of grant (or, in the case of a SAR granted in connection with an Option, the excess of the fair market value of one share of Common Stock of the Company over the Option price per share under the Option to which the SAR relates) multiplied by the number of shares covered by the SAR or the Option, or portion thereof, that is surrendered. No SAR shall be exercisable at a time that the amount determined under this subparagraph is negative. Payment by the Company upon exercise of a SAR may be made in Common Stock valued at fair market value, in cash, or partly in Common Stock and partly in cash, all as determined by the Committee.

(ii) A SAR shall be exercisable only at the time or times established by the Committee. If a SAR is granted in connection with an Option, the following rules shall apply: (A) the SAR shall be exercisable only to the extent and on the same conditions that the related Option could be exercised; (B) upon exercise of the SAR, the Option or portion thereof to which the SAR relates shall terminate and (C) upon exercise of the Option, the related SAR or portion thereof shall terminate.

(iii) Notwithstanding the foregoing, SARs granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, shall have a base amount not less than 85% of the fair market value of the Common Stock on the date of grant, and may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Committee, upon the Award recipient’s death, disability or retirement, or upon a change of control or other circumstances permitted by applicable regulations).

(iv) The Committee may withdraw any SAR granted under the Plan at any time and may impose any conditions upon the exercise of a SAR or adopt rules and regulations from time to time affecting the rights of holders of SARs. Such rules and regulations may govern the right to exercise SARs granted prior to adoption or amendment of such rules and regulations as well as SARs granted thereafter.

(v) No fractional shares shall be issued upon exercise of a SAR. In lieu thereof, cash may be paid in an amount equal to the value of the fraction or, if the Committee so determines, the number of shares may be rounded downward to the next whole share.

(vi) Upon the exercise of a SAR for shares, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued, less the number of shares surrendered or withheld to satisfy withholding obligations. Cash payments of SARs shall not reduce the number of shares of Common Stock reserved for issuance under the Plan.

9. Stock Awards. The Committee may issue Stock Awards under the Plan, upon such terms as the Committee deems appropriate. The following provisions are applicable to Stock Awards:

(a) General Requirements. Shares of Common Stock issued or transferred pursuant to Stock Awards may be issued or transferred for cash consideration or for no cash consideration, and subject to restrictions or no restrictions, as determined by the Committee. The Committee may, but shall not be required to, establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including, without limitation, restrictions based upon the achievement of specific performance goals. The period of time during which the Stock Awards will remain subject to restrictions will be designated in the grant agreement as the “Restriction Period.”

(b) Restrictions on Transfer and Legend on Stock Certificate. During the Restriction Period, an Award recipient may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award. Each certificate for a share of a Stock Award shall contain a legend giving appropriate notice of the restrictions in the Award. The Award recipient shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Committee may determine that the Company will not issue certificates for Stock Awards until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for shares of Stock Awards until all restrictions on such shares have lapsed.

(c) Right to Vote and to Receive Dividends. Unless the Committee determines otherwise, during the Restriction Period, the Award recipient shall have the right to vote shares subject to Stock Awards and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee, including, without limitation, the achievement of specific performance goals.

(d) Lapse of Restrictions. All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Committee. The Committee may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.

10. Units. The Committee may grant phantom units representing one or more shares of Common Stock under the Plan, upon such terms and conditions as the Committee deems appropriate. The following provisions are applicable to Units:

(a) Crediting of Units. Each Unit shall represent the right of the Award recipient to receive an amount based on the value of a share of Common Stock, if specified conditions are met. All Units shall be credited to bookkeeping accounts established on the Company’s records for purposes of the Plan.

(b) Terms of Units. The Committee may grant Units that are payable if specified performance goals or other conditions are met, or under other circumstances. Units may be paid at the end of a specified performance period or other period, or payment may be deferred to a date authorized by the Committee. The Committee shall determine the requirements applicable to such Units.

(c) Payment With Respect to Units. Payments with respect to Units shall be made in cash, in Common Stock, or in a combination of the two, as determined by the Committee.

11. Dividend Equivalents. The Committee may include in a grant agreement with respect to any Award a Dividend Equivalent right entitling the Award recipient to receive amounts equal to the ordinary dividends that would be paid, during the time the Award is outstanding and unexercised, on the shares of Common Stock covered by the Award as if such shares were then outstanding. The Committee shall determine whether Dividend Equivalents shall be paid currently or credited to a bookkeeping account as a dollar amount or in the form of units. The Committee shall determine whether Dividend Equivalents shall be paid in cash, in shares of Common Stock or in a combination, whether they shall be conditioned upon the exercise, vesting or payment of the Award to which they relate, and such other terms and conditions as the Committee deems appropriate.

12. Other Equity Awards. The Committee may grant Other Equity Awards, under the Plan which are Awards (other than those described in Sections 7, 8, 9, 10 and 11 of the Plan) that are based on or measured by the Common Stock, on such terms and conditions as the Committee shall determine. Other Equity Awards may be awarded subject to the achievement of performance goals or other conditions and may be payable in cash, Common Stock or any combination of the foregoing, as the Committee shall determine.

13. Rights upon Termination of Service.

(a) Options and SARs. In the event that the holder of an Option or a SAR ceases to be employed by, or provide service to, the Company or any subsidiary of the Company for any reason other than death, retirement (as hereinafter defined) or disability (within the meaning of Section 72(m)(7) of the Code or any substitute therefor), such holder shall have the right to exercise the Option or SAR during its term within a period of three months after such termination to the extent that the Option or SAR was exercisable at the time of termination or within such other period and subject to such terms and conditions as may be specified by the Committee. In the event that the holder of an Option or SAR has a termination of employment or service on account of death, retirement or disability, prior to the expiration of his Option or SAR and without having fully exercised his Option or SAR, the holder or his successor shall have the right to exercise the Option or SAR during its term within a period of one year after termination of employment or service due to death, retirement or disability to the extent that the Option or SAR was exercisable at the time of termination or within such other period and subject to such terms and conditions, as may be specified by the Committee. Except as otherwise provided by the Committee, any of the holder’s Options and SARs that are not otherwise exercisable as of the date on which the holder’s termination of employment or service occurs shall terminate as of such date. Notwithstanding the provisions of Section 7(d)(iii) hereof, if the term of an Incentive Stock Option continues for more than three months after termination of employment due to retirement or more than one year after termination of employment due to death or disability, such Option shall thereupon lose its status as an Incentive Stock Option and shall be treated as a Nonqualified Stock Option. As used in this Section 13 “retirement” means a termination of employment or service by reason of an Option or SAR holder’s retirement at or after his earliest permissible retirement date pursuant to and in accordance with the Company’s regular retirement plan or personnel practices. For purposes of exercising Options and SARs, an individual shall not be considered to have terminated employment or service until the individual ceases to be an employee, director or consultant of the Company or any subsidiary of the Company, unless the Committee determines otherwise.

(b) Stock Awards. In the event that the holder of a Stock Award ceases to be employed by, or provide service to, the Company or any subsidiary of the Company for any reason during the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the Award as to which the restrictions have not lapsed, and those shares of Common Stock must be immediately returned to the Company. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate. For purposes of satisfying conditions with respect to Stock Awards, an individual shall not be considered to have terminated employment or service until the individual ceases to be an employee, director or consultant of the Company or any subsidiary of the Company, unless the Committee determines otherwise.

(c) Units and Other Equity Awards. In the event that the holder of a Unit or Other Equity Award ceases to be an employee of the Company or any subsidiary of the Company for any reason during a specified period, or if other conditions established by the Committee are not met, the Award recipient’s Units or Other Equity Awards shall be forfeited. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate. For purposes of satisfying conditions with respect to Units and Other Equity Awards, an individual shall not be considered to have terminated employment or service until the individual ceases to be an employee, director or consultant of the Company or any subsidiary of the Company, unless the Committee determines otherwise.

14. Qualified Performance-Based Compensation.

(a) Designation as Qualified Performance-Based Compensation. The Committee may determine that Stock Awards, Units, Dividend Equivalents or Other Equity Awards granted to a key employee or officer shall be considered “qualified performance-based compensation” under Section 162(m) of the Code. The provisions of this Section 14 shall apply to grants of Stock Awards, Units, Dividend Equivalents and Other Equity Awards that are to be considered “qualified performance-based compensation” under Section 162(m) of the Code.

(b) Performance Goals. When Stock Awards, Units, Dividend Equivalents or Other Equity Awards that are to be considered “qualified performance-based compensation” are granted, the Committee shall establish in writing (i) the objective performance goals that must be met, (ii) the performance period during which the performance goals must be met, (iii) the threshold, target and maximum amounts that may be paid if the performance goals are met and (iv) any other conditions that the Committee deems appropriate and consistent with the Plan and Section 162(m) of the Code, including the employment requirements and payment terms. The performance goals may relate to the key employee’s or officer’s business unit or the performance of the Company and its subsidiaries as a whole, or any combination of the foregoing. The Committee shall use objectively determinable performance goals based on one or more of the following criteria: stock price, earnings per share, net earnings, operating earnings, return on assets, stockholder return, return on equity, growth in assets, unit volume, sales, market share, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures.

(c) Establishment of Goals. The Committee shall establish the performance goals in writing either before the beginning of the performance period or during a period ending no later than the earlier of (i) 90 days after the beginning of the performance period or (ii) the date on which 25% of the performance period has been completed, or such other date as may be required or permitted under applicable regulations under Section 162(m) of the Code. The performance goals shall satisfy the requirements for “qualified performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated performance goals.

(d) Maximum Payment. If Stock Awards, Units, Dividend Equivalents or Other Equity Awards measured with respect to the fair market value of Common Stock, are granted, not more than 1,500,000 shares of Common Stock may be granted to a key employee or officer under Stock Awards, Units, Dividend Equivalents or Other Equity Awards for any performance period. If Units and Other Equity Awards are measured with respect to other criteria, the maximum amount that may be paid to a key employee or officer pursuant to Units and Other Equity Awards with respect to a performance period is $1,500,000.

(e) Announcement of Awards. The Committee shall certify and announce the results for each performance period to all Award recipients immediately following the announcement of the Company’s financial results for the performance period. If and to the extent that the Committee does not certify that the performance goals have been met, the grants of Stock Awards, Units, Dividend Equivalents or Other Equity Awards for the performance period shall be forfeited or shall not be made, as applicable. Any Awards that are to be paid as a result of achievement of performance goals shall be paid as specified in the grant agreement.

(f) Death, Disability or Other Circumstances. The Committee may provide that Units, Dividend Equivalents or Other Equity Awards shall be payable or restrictions on Stock Awards shall lapse, in whole or in part, in the event of the Award recipient’s death or disability during the performance period, or under other circumstances consistent with the Treasury regulations and rulings under Section 162(m) of the Code.

15. Rights of a Stockholder. The recipient of any Award under the Plan, unless otherwise provided by the Plan, shall have no rights as a stockholder unless and until a certificate for shares of Common Stock is issued and delivered to him.

16. Right to Terminate Employment. Nothing contained in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any holder of an Award the right to continue in the employment of the Company or any subsidiary of the Company or affect any right that the Company or any subsidiary of the Company may have to terminate the employment of such holder of an Award.

17. Withholding. The Company shall have the right to require the recipient of any Option, SAR, Stock Award, Unit, Dividend Equivalent or Other Equity Award to remit to the Company an amount sufficient to satisfy any federal (including FICA), state or local withholding tax requirements as a result of the receipt, exercise, distribution, or lapse of restrictions or other conditions, as the case may be, of any such Option, SAR, Stock Award, Unit, Dividend Equivalent or Other Equity Award. If the recipient fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the recipient, including salary or fees for services, subject to applicable law. If and to the extent authorized by the Committee, in its sole discretion, a recipient of shares of Common Stock under the Plan may make an election, by means of a form of election to be prescribed by the Committee, to have shares of Common Stock that are so acquired withheld by the Company or to tender other shares of Common Stock or other securities of the Company owned by the recipient to the Company at the time of the receipt of the shares to pay the amount of tax that would otherwise be required by law to be withheld by the Company as a result of the receipt of the shares. Any election to have shares withheld from an Award shall be irrevocable, shall not exceed the minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities, and shall be subject to termination by the Committee at any time. Any securities so withheld or tendered will be valued by the Committee as of the date of exercise.

18. Non-Assignability. No Option, SAR, Stock Award, Unit, Dividend Equivalent or Other Equity Award granted under the Plan shall be assignable or transferable by the recipient thereof except by will or by the laws of descent and distribution or by such other means as the Committee may approve. During the life of the recipient, such Option or SAR shall be exercisable only by such person or by such person’s guardian or legal representative.

19. Non-Uniform Determinations. The Committee’s determinations under the Plan, including, without limitation, determinations of the persons to receive Awards, the form, amount and timing of such grants, the terms and provisions of Awards and the agreements evidencing same, need not be uniform and may be made selectively among persons who receive, or are eligible to receive, Awards under the Plan whether or not such persons are similarly situated.

20. Adjustments.

(a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award, the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, and the maximum number of shares of Common Stock that any individual participating in the Plan may be granted in any year or during any performance period, as well as the price per share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration” and any fractional shares resulting from such adjustment shall be eliminated. Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

(b) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, all outstanding Awards will terminate immediately prior to the consummation of such action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, declare that any Award shall terminate as of a date fixed by the Committee and give each holder of an Option or SAR the right to exercise his Option or SAR in whole or in part, including any portion thereof that would not otherwise be exercisable.

(c) Sale or Merger. In the event of a sale of all or substantially all of the assets of the Company, or the consummation of a merger of the Company with or into another corporation, the Committee, in the exercise of its sole discretion, may take such action as it deems desirable, including, but not limited to: (i) causing an Option or SAR to be assumed or an equivalent option or stock appreciation right to be substituted by such successor corporation or a parent or subsidiary of such successor corporation, and causing other outstanding Awards to be assumed or converted to similar grants of such successor corporation or a parent or subsidiary of such successor corporation, (ii) providing that an Option or SAR holder shall have the right to exercise his Option or SAR in whole or in part, including any portion thereof that would not otherwise be exercisable, (iii) providing that the restrictions and conditions on all outstanding Stock Awards will immediately lapse, (iv) providing that holders of Units, Dividend Equivalents and Other Equity Awards will receive a payment in settlement of such Unit, Dividend Equivalent or Other Equity Award, in such amount and form as may be determined by the Committee, (v) declaring that an Option or SAR shall terminate at a date fixed by the Committee provided that the Option or SAR holder is given notice and opportunity prior to such date to exercise that portion of his Option or SAR that is currently exercisable, or (vi) taking such other actions as the Committee deems appropriate consistent with the Plan.

21. Deferrals. The Committee may permit or require an Award recipient to defer receipt of the payment of cash or the delivery of shares of Common Stock that would otherwise be due to such Award recipient in connection with any Award. If any such deferral election is permitted or required, the Committee shall establish rules and procedures for such deferrals.

22. Amendment. The Committee may terminate or amend the Plan at any time, subject to any required stockholder approval or any stockholder approval that the Committee may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Committee may not, without the consent of the holder of an Award, alter or impair any Award previously granted under the Plan, except as specifically authorized herein.

23. Conditions upon Issuance of Shares.

(a) Compliance with Securities Laws. Shares of Common Stock shall not be issued pursuant to the Plan unless such issuance shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Option or the issuance of Common Stock pursuant to the Plan, the Company may require the person exercising such Option or receiving shares of Common Stock to represent and warrant at the time of any such exercise or receipt that the shares of Common Stock are being purchased or received only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such representation is required by any of the aforementioned relevant provisions of law.

24. Reservation of Shares. The Company, during the term of the Plan, will at all times reserve and keep available such number of shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

25. Effect on Other Plans. Participation in the Plan shall not affect an employee’s eligibility to participate in any other benefit or incentive plan of the Company or any subsidiary of the Company. Any Awards granted pursuant to the Plan shall not be used in determining the benefits provided under any other plan of the Company or any subsidiary of the Company unless specifically provided.

26. Duration of the Plan. The Plan shall remain in effect until all Awards granted under the Plan have either been exercised or terminated, but no Award shall be granted after May 11, 2010.

27. Forfeiture for Dishonesty. Notwithstanding anything to the contrary in the Plan, if the Committee finds, by a majority vote, after full consideration of the facts presented on behalf of both the Company and any Award recipient, that the Award recipient has been engaged in fraud, embezzlement, theft, commission of a felony or dishonest conduct in the course of his employment or retention by the Company or any subsidiary of the Company that damaged the Company or any subsidiary of the Company or that the Award recipient has disclosed trade secrets of the Company or any subsidiary of the Company, the Award recipient shall forfeit all unexercised Awards and all exercised Awards with respect to which the Company has not yet delivered share certificates or payment, as the case may be. The decision of the Committee in interpreting and applying the provisions of this Section 27 shall be final. No decision of the Committee shall affect the finality of the discharge or termination of such optionee by the Company or any subsidiary of the Company in any manner.

28. No Prohibition on Corporate Action. No provision of the Plan shall be construed to prevent the Company or any officer or director thereof from taking any corporate action deemed by the Company or such officer or director to be appropriate or in the Company’s best interest, whether or not such action could have an adverse effect on the Plan or any Award granted hereunder, and no Award recipient or Award recipient’s estate, personal representative or beneficiary shall have any claim against the Company or any officer or director thereof as a result of the taking of such action.

29. Indemnification. With respect to the administration of the Plan, the Company shall indemnify each present and future member of the Committee and the Board against, and each member of the Committee and the Board shall be entitled without further action on his part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of, any action, suit or proceeding in which he may be involved by reason of his being or having been a member of the Committee or the Board, whether or not he continues to be such member at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee or the Board (i) in respect of matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as such member of the Committee or the Board or (ii) in respect of any matter in which any settlement is effected for an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee or the Board unless, within 60 days after institution of any such action, suit or proceeding, he shall have offered the Company in writing the opportunity to handle and defend such action at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors and administrators of each such member of the Committee and the Board and shall be in addition to all other rights to which such member may be entitled as a matter of law, contract or otherwise.

30. Miscellaneous Provisions.

(a) Compliance with Plan Provisions. No Award recipient or other person shall have any right with respect to the Plan, the Common Stock reserved for issuance under the Plan or any Award until a written agreement shall have been executed by the Company and the Award recipient and all the terms, conditions and provisions of the Plan and the Award applicable to such Award recipient and each person claiming under or through him have been met.

(b) Approval of Counsel. In the discretion of the Committee, no shares of Common Stock, other securities or property of the Company or other forms of payment shall be issued with respect to any Award under the Plan unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

(c) General Restrictions. Each Award granted under this Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, (ii) the consent or approval of any government regulatory body, (iii) the satisfaction of any tax payment or withholding obligation or (iv) an agreement by the Award holder with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of or in connection with the granting of such Award or the issuance or purchase of shares of Common Stock thereunder, such Award shall not be exercised or distributed in whole or in part unless such listing, registration, qualification, consent, approval, payment, withholding or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

(d) Compliance with Rule 16b-3. To the extent that Rule 16b-3 under the Exchange Act applies to Awards granted under the Plan, it is the intention of the Company that the Plan comply in all respects with the requirements of Rule 16b-3, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that, if the Plan shall not so comply, whether on the date of adoption or by reason of any later amendment to or interpretation of Rule 16b-3, the provisions of the Plan shall be deemed to be automatically amended so as to bring them into full compliance with such rule.

(e) Unfunded Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets under the Plan.

(f) Effects of Acceptance of Award. By accepting any Award or other benefit under the Plan, each Award recipient and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee or its delegates. All Awards under the Plan are conditional upon the Award recipient’s acknowledgment, in writing or by acceptance of the Award, that all decisions and determinations of the Committee shall be final and binding on the recipient, his or her beneficiaries and any other person having or claiming an interest under such Award.

(g) Construction. The masculine pronoun shall include the feminine and neuter, and the singular shall include the plural, where the context so indicates.

31. Stockholder Approval. The Company shall submit the Plan to the stockholders entitled to vote hereon for approval within twelve months after the date of adoption by the Board in order to meet the requirements of Section 422 of the Code and the regulations thereunder. The exercise of any Award granted under the Plan shall be subject to the approval of the Plan by the affirmative vote of the holders of a majority of the outstanding shares of the Common Stock present, or represented, and entitled to vote at a duly convened meeting of stockholders.

Date of adoption by the Board of Directors: May 12, 2000

Date of approval by the stockholders: June 19, 2000

Date of approval of amendment and restatement by the Board of Directors: April 1, 2004

Date of approval of amendment and restatement by the stockholders: May 6, 2004